UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2025

TELOMIR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41952	87-2606031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 SE 2nd St, Suite 2000, #1009

Miami, Florida
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 396-6723

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	TELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Telomir Pharmaceuticals Announces Significant Reduction of Oxidative Stress in Human Retinal Cell Lines, Advancing Potential Treatment for Age-Related Macular Degeneration (AMD)

Telomir Pharmaceuticals, Inc. (NASDAQ: TELO) (“Telomir” or the “Company”), a leader in age-reversal science, today announced key findings from a recently conducted preclinical study evaluating its lead compound, Telomir-1, in human retinal cell lines. The study demonstrated Telomir-1’s ability to significantly reduce oxidative stress caused by copper and iron exposure, which are known contributors to age-related macular degeneration (AMD) and other retinal diseases.

Summary of Study Conducted

●	Objective: To assess Telomir-1’s ability to mitigate oxidative stress in human retinal cell lines, specifically targeting the impact of copper and iron on Reactive Oxygen Species (ROS) accumulation.
●	Method: Human retinal cells were exposed to copper and iron to induce oxidative stress. Telomir-1 was then administered at varying concentrations to evaluate its effect on ROS levels and cellular protection.
●	Results:

○	Copper and iron exposure significantly increased ROS levels, accelerating oxidative stress and cellular damage.
○	Telomir-1 treatment resulted in a significant reduction of ROS elevation, mitigating oxidative damage at the cellular level.
○	Telomir-1 demonstrated strong ROS regulation properties at low concentrations, suggesting a regulatory effect rather than simple metal chelation.
○	These findings suggest potential therapeutic applications of Telomir-1 in AMD and other retinal diseases linked to oxidative stress.

Telomir is initiating AMD disease models to further evaluate the in vivo efficacy of Telomir-1, paving the way for potential clinical development. AMD models will be used to assess Telomir-1’s protective effects on retinal degeneration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOMIR PHARMACUTICALS, INC.

Dated:	February 18, 2025	By:	/s/ Erez Aminov
		Name:	Erez Aminov
		Title:	Chief Executive Officer